SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2003

Verticalnet, Inc.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-25269	23-2815834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chester Field Parkway, Malvern, PA		19355
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code:		610-240-0600

300 Chester Field Parkway, Malvern, PA 19355
(Former name and former address, if changed since last report)

ITEM 9.     REGULATION FD DISCLOSURE.

On March 4, 2003, Verticalnet, Inc. (“Verticalnet”) issued a press release setting forth Verticalnet’s financial information for the quarter and the year ended December 31, 2002. A copy of Verticalnet’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

(b)	Exhibits.

99.1	Press Release dated March 4, 2003, issued by Verticalnet, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERTICALNET, INC.

Date: March 10, 2003	By:	/s/ Gene S. Godick
	Name:	Gene S. Godick
	Title:	EVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 4, 2003, issued by Verticalnet, Inc.